                                                                   Exhibit 10.35

                           ALLIED CAPITAL CORPORATION
                         1919 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20006-2415



                                    AMENDMENT

                                                      Dated as of April 30, 2003


     Re: $115,000,000 8.54% Senior Notes, Series A, due October 15, 2005
                                       and
     $10,000,000 Floating Rate Senior Notes, Series B, due October 15, 2005


To the holders of the Notes named in
Schedule I attached hereto

Ladies and Gentlemen:

     Reference is hereby made to that certain Note Agreement dated as of October 15, 2000 (the "Note Agreement") between Allied Capital Corporation (the "Company"), and the Purchasers named in Schedule I thereto (the "Purchasers"), under and pursuant to which the Company issued and sold to the Purchasers 8.54% Senior Notes, Series A, due October 15, 2005 of the Company in the aggregate principal amount of $115,000,000 (the "Series A Notes") and Floating Rate Senior Notes, Series B, due October 15, 2005 of the Company in the aggregate principal amount of $10,000,000 (the "Series B Notes" and together with the Series A Notes, the "Notes"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note Agreement.

     The Company hereby agrees with you as follows:

     1. Amendment of Section 5.8 (Limitation on Debt; Interest Rate Swaps) of the Note Agreement.

          (a) Section 5.8(e) of the Note Agreement is hereby amended in its entirety to read as follows:

                    "(e) The Company will not and will not permit any
               Consolidated Subsidiary to enter into any Interest Rate Swap except in the ordinary course of business pursuant to transactions that are entered into for bona fide purposes of managing the Company's interest rate and currency risk and not for speculation."

     2.   Amendment of Section 5.9 (Limitation on Liens) of the Note Agreement.
Section 5.9(i) of the Note Agreement is hereby amended by deleting clause (iii) set forth therein in its entirety and by changing the reference to clause "(iv)" set forth therein to clause "(iii)."

     3. Amendment of Section 8 (Interpretation of Agreement; Definitions) of the Note Agreement. Section 8 of the Note Agreement is hereby amended as follows:

          (a) The definition of "Adequate Rating" is hereby added to the Note Agreement as follows:

               "`Adequate Rating' means senior unsecured debt rating of A- or higher by Standard & Poors Rating Services or FitchRatings, or a rating of A3 or higher by Moody's Investors Service."

          (b) The definition of "Debt" in Section 8.1 of the Note Agreement is hereby amended by (i) adding a new clause "(e)" to read as hereinafter set forth, (ii) redesignating existing clause "(e)" as clause "(f)" and amending it in its entirety to read as hereinafter set forth, and (iii) amending the last paragraph thereof to read as follows:

               "(e) all liabilities under Interest Rate Swaps entered into for the purpose of hedging currency risk with respect to Debt; and

               (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

               Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Any amount receivable by the Company or any of its Consolidated Subsidiaries under an Interest Rate Swap referred to in clause (e) above, as determined in accordance with the definition of Interest Rate Swap, shall apply as an offset in the calculation of the total amount of Debt only if (i) the counterparty in such Interest Rate Swap has an Adequate Rating or (ii) if such counterparty ceases to maintain an Adequate Rating, such counterparty has posted collateral for the benefit of the Company or the relevant Consolidated Subsidiary to secure such receivable, in which case, the amount of such receivable that shall apply as an offset in the calculation of the total amount of Debt shall be limited to the fair market value of such collateral."

          (c) The definition of "Interest Rate Swap" in Section 8.1 of the Note Agreement is hereby amended by deleting the second sentence of the definition in its entirety and replacing it in its entirety by the following:

          "For the purposes of this Agreement, the amount of the obligation (whether positive or negative) under any Interest Rate Swap shall be the amount payable or receivable by the Company or any of its Consolidated Subsidiaries determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person based on the assumption that such Interest Rate Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Interest Rate Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined."

          (d) The definition of "Priority Debt" in Section 8.1 of the Note Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

               "`Priority Debt' means (without duplication) the sum of (i) all Debt of the Company and its Consolidated Subsidiaries secured by a Lien, (ii) all liabilities of the Company and its Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt, if and only if such liabilities are secured by a Lien, (iii) all unsecured Debt of Consolidated Subsidiaries, and (iv) all unsecured liabilities of Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt (excluding in each case, any Debt or liability owing to the Company or another Consolidated Subsidiary)."

     4. Representations and Warranties. The Company represents and warrants that as of the date hereof and after giving effect hereto:

          (a)  No Default or Event of Default exists under the Note Agreement;

          (b) The Company has not paid any fees or remuneration to (i) any Holder of Notes in connection with the solicitation of this Amendment or
     (ii) any other Holder of Indebtedness of the Company in connection with any amendment which relates solely to the subject matter of this Amendment pursuant to any agreement under which Indebtedness of the Company is outstanding;

          (c) The execution and delivery of this Amendment by the Company and compliance by the Company with all of the provisions of the Note Agreement, as amended hereby:

               (i)  is within the corporate powers of the Company; and

               (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Charter or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any liens or encumbrances on any property of the Company;

          (d) The execution and delivery of this Amendment has been duly authorized by proper corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Charter or By-laws of the Company or otherwise); this Amendment has been duly executed and delivered by the Company; and this Amendment and the Note Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable in accordance with their terms.

     5. No Legend Required. References in the Note Agreement or in any Note shall be deemed to be references to the Note Agreement as amended hereby and as further amended from time to time.

     6. Effect of Amendment. Except as expressly amended hereby, the Company agrees that the Note Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Note Agreement in favor of the Holders of Notes are ratified and confirmed and shall remain in full force and effect.

     7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns and (ii) the Holders of Notes and their respective successors and assigns, including each successive Holder or Holders of any Notes.

     8. Requisite Approval; Expenses. This Amendment shall not be effective until (a) the Company and the Holders of 51% in aggregate principal amount of the Notes have executed and delivered this Amendment, and (b) the Company shall have paid all reasonable fees, expenses and disbursements of Chapman and Cutler which are reflected in statements of such counsel rendered on or prior to the date of this Amendment. The Company shall also pay any other reasonable out-of-pocket expenses incurred by the Holders of Notes in connection with the consummation of the transaction contemplated by this Amendment.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with New York law, including all matters of construction, validity and performance.

     10. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                 ALLIED CAPITAL CORPORATION

                                 By: /s/ Kelly A. Anderson
                                     -------------------------------------------
                                     Name: Kelly A. Anderson
                                     Title: Executive Vice President & Treasurer

Allied Capital Corporation                      Amendment to 2000 Note Agreement



                                ALLSTATE LIFE INSURANCE COMPANY


                                By   /s/ Jerry D. Zinkula
                                     -------------------------------------------
                                     Name: Jerry D. Zinkula

                                By   /s/ Patricia W. Wilson
                                     -------------------------------------------
                                     Name: Patricia W. Wilson
                                     Authorized Signatories

Allied Capital Corporation                      Amendment to 2000 Note Agreement


                                   GE EDISON LIFE INSURANCE COMPANY

                                   By: GE ASSET MANAGEMENT, ITS INVESTMENT
                                       ADVISOR


                                   By: /s/ John Endres
                                       -----------------------------------------
                                       Name: John Endres
                                       Title: Vice President-Private P1acements

Allied Capital Corporation                      Amendment to 2000 Note Agreement


                                   THE GUARDIAN LIFE INSURANCE COMPANY OF
                                      AMERICA


                                   By: /s/ Thomas M. Donohue
                                       -----------------------------------------
                                       Name: Thomas M. Donohue
                                       Title: Managing Director

Allied Capital Corporation                      Amendment to 2000 Note Agreement


Accepted as of the date first written above


                                   JOHN HANCOCK LIFE INSURANCE COMPANY


                                   By: /s/ Anthony J. Della Piana
                                       -----------------------------------------
                                       Name: Anthony J. Della Piana
                                       Its: Managing Director



                                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                                   By: /s/ Anthony J. Della Piana
                                       -----------------------------------------
                                       Name: Anthony J. Della Piana
                                       Its: Authorized Signatory



                                   INVESTORS PARTNER LIFE INSURANCE COMPANY


                                   By: /s/ Anthony J. Della Piana
                                       -----------------------------------------
                                       Name: Anthony J. Della Piana
                                       Its: Authorized Signatory



                                   MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity

                                   By:
                                       Name:
                                       Its:

Allied Capital Corporation                      Amendment to 2000 Note Agreement


                                   MINNESOTA LIFE INSURANCE COMPANY

                                   By: Advantus Capital Management, Inc.


                                   By: /s/ John Leiviska
                                       -----------------------------------------
                                       Name: John Leiviska
                                       Its: Vice President



                                   AMERICAN FIDELITY ASSURANCE COMPANY

                                   By: Advantus Capital Management, Inc.


                                   By: /s/ John Leiviska
                                       -----------------------------------------
                                       Name: John Leiviska
                                       Its: Vice President



                                   GREAT WESTERN INSURANCE COMPANY

                                   By: Advantus Capital Management, Inc.


                                   By: /s/ John Leiviska
                                       -----------------------------------------
                                       Name: John Leiviska
                                       Its: Vice President



                                   NATIONAL TRAVELERS LIFE COMPANY

                                   By: Advantus Capital Management, Inc.


                                   By: /s/ John Leiviska
                                       -----------------------------------------
                                       Name: John Leiviska
                                       Its: Vice President



                                   AMERICAN REPUBLIC INSURANCE COMPANY


                                   By: Advantus Capital Management, Inc.


                                   By: /s/ John Leiviska
                                       -----------------------------------------
                                       Name: John Leiviska
                                       Its: Vice President

Allied Capital Corporation                      Amendment to 2000 Note Agreement



                                   NATIONWIDE LIFE INSURANCE COMPANY


                                   By: /s/ Thomas S. Leggett
                                       -----------------------------------------
                                       Name: Thomas S. Leggett
                                       Its: Associate Vice President
                                            Public Bonds

Allied Capital Corporation                      Amendment to 2000 Note Agreement


                                   THE OHIO NATIONAL LIFE INSURANCE COMPANY


                                   By: /s/ Jed R. Martin
                                       -----------------------------------------
                                       Name: Jed R. Martin
                                       Its: Investment Vice President,
                                            Private Placements

Allied Capital Corporation                      Amendment to 2000 Note Agreement



                                   PACIFIC LIFE INSURANCE COMPANY


                                   By: /s/ David C. Patch
                                       -----------------------------------------
                                       Name: David C. Patch
                                       Its: Assistant Vice President


                                   By: /s/ Cathy Schwartz
                                       -----------------------------------------
                                       Name: Cathy Schwartz
                                       Its: Assistant Secretary

Allied Capital Corporation                      Amendment to 2000 Note Agreement

Accepted as of the date first written above



                                   TEACHERS INSURANCE AND ANNUITY
                                      ASSOCIATION OF AMERICA


                                   By: /s/ John S. Goodreds
                                       -----------------------------------------
                                       Name: John S. Goodreds
                                       Its: Director



                                   TIAA-CREF LIFE INSURANCE COMPANY


                                   By: Teacher Insurance and Annuity Association
                                       of America, as Asset Manager


                                   By: /s/ John S. Goodreds
                                       -----------------------------------------
                                       Name: John S. Goodreds
                                       Its: Director

Allied Capital Corporation                      Amendment to 2000 Note Agreement



                                   SUN LIFE ASSURANCE COMPANY OF CANADA


                                   By: /s/ John N. Whelihan
                                       -----------------------------------------
                                       Name: John N. Whelihan
                                       Its: Vice President, U.S. Private
                                            Placements - For President


                                   By: /s/ Richard Gordon
                                       -----------------------------------------
                                       Name: Richard Gordon
                                       Its: Vice President, U.S. Public Bonds -
                                            For Secretary


                                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                   By: /s/ John N. Whelihan
                                       -----------------------------------------
                                       Name: John N. Whelihan
                                       Its: Vice President, U.S. Private
                                            Placements - For President


                                   By: /s/ Richard Gordon
                                       -----------------------------------------
                                       Name: Richard Gordon
                                       Its: Vice President, U.S. Public Bonds -
                                            For Secretary



                                   SUN LIFE INSURANCE AND ANNUITY COMPANY OF
                                       NEW YORK

                                   By: /s/ John N. Whelihan
                                       -----------------------------------------
                                       Name: John N. Whelihan
                                       Its: Vice President, U.S. Private
                                            Placements - For President


                                   By: /s/ Richard Gordon
                                       -----------------------------------------
                                       Name: Richard Gordon
                                       Its: Vice President, U.S. Public Bonds -
                                            For Secretary